UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report:	October 18, 2007

(Date of earliest event reported):	October 18, 2007

Commission File No. 0-31955

QRS Music Technologies, Inc

(Exact name of Registrant as specified in its Charter)

Delaware	36-3683315
(State or other jurisdiction of incorporation)	(IRS Employer Identification Number)

2011 Seward Ave, Naples, FL	34109
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 239-597-5888

Former name or former address, if changed since last Report: N/A

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐  Pre-commencement to communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 8.01

On September 27, 2007 the Company (QRS Music Technologies Inc) filed for an extension to file its annual report for the fiscal year ended June 30, 2007. The Company stated it had been unable to compile and review all of the information to be included in the Form 10-KSB for the fiscal year ended June 30, 2007, and at that time believed that they could compile and review the necessary information within the fifteen day extension period. The Company has not been able to complete the necessary compilation of information and is still in the process of gathering the necessary information and preparing its 10KSB annual report.

The Company does not believe there will be any impact on any previous financial reports.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: October 18, 2007		QRS Music Technologies Inc

	By:	/s/ Ann Jones
Ann Jones Chief Financial Officer